                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                  $3,295,105.70

RECEIPTS:
 1. Receipts from Operations                                       $           -
 2. Other Receipts                                                 $           -
                                                                   -------------

TOTAL RECEIPTS                                                     $           -

DISBURSEMENTS
 3. Net Payroll
    a. Officers                                                    $           -
    b. Others                                                      $           -
 4. Taxes
    a. Federal Income Taxes                                        $           -
    b. FICA Withholdings                                           $           -
    c. Employee's withholdings                                     $           -
    d. Employer's FICA                                             $           -
    e. Federal Unemployment Taxes                                  $           -
    f. State Income Tax                                            $           -
    g. State Employee withholdings                                 $           -
    h. All other state taxes                                       $           -

 5. Necessary Expenses (Paid by Parent or Affiliate)
    a. Rent or mortgage payment(s)                                 $           -
    b. Utilities                                                   $           -
    c. Insurance                                                   $           -
    d. Merchandise bought for manufacture or sell                  $           -
    e. Other necessary expenses
       Clearing of previously voided checks                        $           -
       U.S. Trustee Fees                                           $           -
       Computer Access/Hosting Services                            $           -
                                                                   -------------

TOTAL DISBURSEMENTS                                                $           -
Less:  Disbursements by Parent or Affiliate                        $           -
                                                                   -------------
ADJUSTED TOTAL DISBURSEMENTS                                       $           -

                                                                   -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                $           -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                            $           -
                                                                   -------------

ENDING BALANCE IN WxC/WAXS                                         $  110,913.25
ENDING BALANCE IN B of A Checking                                  $3,184,192.45

                                                                   -------------
                                           ENDING BALANCE          $3,295,105.70
                                                                   =============

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: April 30, 2004

STATEMENT OF INVENTORY

  Beginning Inventory             $        -
  Add: purchases                  $        -
  Less: goods sold                $        -
                                  ----------
  Ending inventory                $        -
                                  ==========

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period   $        -
  Payroll taxes due but unpaid    $        -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                                  Date regular       Amount of           Number of             Amount of
     Name of Creditor/Lessor                     payment is due   regular payment   Payments Delinquent   Payments Delinquent
Imperial Premium Finance                             Monthly            8,798.52             -                           -
Storage West Self Storage                            Monthly              209.00         See Note 1                  27.87
Storage West Self Storage                            Monthly               99.00         See Note 1                  13.20
Associated Storage                                   Monthly            2,149.98         See Note 1                 286.66
Bay 602 Corporation                                  Monthly            9,817.39         See Note 1               1,308.99
Reynolds Family Properties                           Monthly            4,448.00         See Note 1                 593.07
Reynolds Family Properties                           Monthly           23,792.49         See Note 1               3,172.33
Doral Plaza Associates                               Monthly            9,660.00         See Note 1               1,288.00
Colonial Parking                                     Monthly              378.00         See Note 1                  50.40
23223 Bryan St. Limited Partnership                  Monthly           16,941.16         See Note 1               2,258.82
Central Parking Systems                              Monthly              700.00         See Note 1                  93.33
Currie Samuelson                                     Monthly            1,200.00         See Note 1                 160.00
Currie Samuelson                                     Monthly           34,516.00         See Note 1               4,602.13
Downtown Properties                                  Monthly           10,850.00         See Note 1               1,446.67
Hudson Telegraph                                     Monthly           12,206.25         See Note 1               1,627.50
Okada International                                  Monthly            2,601.03         See Note 1                 346.80
One Wilshire Arcade Imp.                             Monthly            6,147.03         See Note 1                 819.60
Rockrose Development                                 Monthly            2,848.25         See Note 1                 379.77
Scripps Ranch Landscape                              Monthly            1,000.00         See Note 1                 133.33
Pacific Guardian Center                              Monthly            4,707.32         See Note 1                 627.64
Wells Fargo Financial Leasing Co.                    Monthly              279.88             -                           -
Newcourt Leasing                                     Monthly            1,871.90             -                           -
Greater San Diego Air                                Monthly            2,246.00         See Note 1                 299.47
Finova Loan Admin. Inc                               Monthly           11,825.07         See Note 1               1,576.68
CIT Group                                            Monthly            8,117.96             -                           -
Dana Commercial Credit                               Monthly           14,734.93         See Note 1               1,964.66
Danka Financial Services                             Monthly           16,705.50             -                           -
Danka Financial Services                             Monthly              378.16         See Note 2                 428.58
Data Sales Co., Inc                                  Monthly           58,663.13         See Note 1               7,821.75
IBM Corporation                                      Monthly           56,452.32             -                           -
Advanta Leasing Services                             Monthly            1,374.62             -                           -
Premier Computer Sales                               Monthly            7,151.17         See Note 1                 953.49
Siemens Credit LTD                                   Monthly           45,360.11         See Note 2              51,408.12
Telogy, Inc.                                         Monthly            6,482.29         See Note 1                 864.31
Telecommunications Finance Group                     Monthly        1,013,115.84         See Note 2           1,148,197.95
Union Bank of CA., N.A.                              Monthly           61,133.27         See Note 1               8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: April 30, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                 3RD PARTY     INTERCOMPANY         TOTAL
                                                   ---------------------------------------------
        Beginning of month balance                 $         -   $ 2,402,758.04   $ 2,402,758.04
        Add: Receipts by parent/affiliates         $         -   $            -   $            -
        Add: customer credits                      $         -   $            -   $            -
        Add: intercompany activity                 $         -   $            -   $            -
        Less: collections                          $         -   $            -   $            -
        Less: offsets                              $         -   $            -   $            -
        Less: application of customer deposits     $         -   $            -   $            -
        Less: sale of receivables to I-Link        $         -   $            -   $            -
                                                   ---------------------------------------------
        End of month balance                       $         -   $ 2,402,758.04   $ 2,402,758.04
                                                   =============================================

0-30 Days    31-60 Days   61-90 Days   Over 90 Days    End of Month Total
---------    ----------   ----------   ------------    ------------------
$       -    $        -   $        -   $          -    $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                               3RD PARTY        INTERCOMPANY       TOTAL
                                                             -------------------------------------------------
        Beginning of month balance                           $ 8,701,417.24   $ 6,267,168.73   $ 14,968,585.97
        Add: sales on account**                              $            -   $            -   $             -
        Add: collections on behalf of I-Link                 $            -   $            -   $             -
        Add: intercompany activity
          Expenses paid directly by Parent or Affiliate      $            -   $            -   $             -
          Net cash advanced by Parent                        $            -   $            -   $             -
          Credit extended by Parent or Affiliate             $            -   $            -   $             -
          Amounts collected by Parent                        $            -   $            -   $             -
        Less: Invoicing to I-Link                            $            -   $            -   $             -
        Less: remittances to I-Link                          $            -   $            -   $             -
        Less: payments                                       $            -   $            -   $             -
                                                             -------------------------------------------------
        End of month balance                                 $ 8,701,417.24   $ 6,267,168.73   $ 14,968,585.97
                                                             =================================================

0-30 Days   31-60 Days   61-90 Days    Over 90 Days    End of Month Total
---------   ----------   ----------    ------------    ------------------
$       -   $        -   $        -   $ 8,701,417.24      $8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: April 30, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes                Yes (X)            No ( )

      2.    FICA withholdings                   Yes (X)            No ( )

      3.    Employee's withholdings             Yes (X)            No ( )

      4.    Employer's FICA                     Yes (X)            No ( )

      5.    Federal unemployment taxes          Yes (X)            No ( )

      6.    State income tax                    Yes (X)            No ( )

      7.    State employee withholdings         Yes (X)            No ( )

      8.    All other state taxes               See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                --------------------------------
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                            OPERATING REPORT Page 5